SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                 FORM 8-K/A


                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                                June 3, 1997


                    KANSAS CITY SOUTHERN INDUSTRIES, INC.
             (Exact name of company as specified in its charter)

        DELAWARE                     1-4717                    44-0663509
 (State or other jurisdiction   (Commission file            (IRS Employer
  of incorporation)                  number)            Identification Number)


              114 West 11th Street, Kansas City, Missouri 64105
            (Address of principal executive offices)   (Zip Code)

              Company's telephone number, including area code:
                               (816) 983-1303


                               Not Applicable
        (Former name or former address if changed since last report)

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Item 5.  Other Events

 Provisions included in the Private Securities Litigation Reform Act of 1995 provide a "safe harbor" for forward-looking statements. Kansas City Southern Industries, Inc. ("Company") filed a Current Report on Form 8-K dated November 12, 1996 (File No. 1-4717), which listed cautionary statements identifying significant factors that could cause the Company's actual operating results to materially differ from those projected in any forward-looking statements, whether oral or written, made by, or on behalf of, the Company. This Amendment expands certain of those cautionary statements to reflect changes in the Company's business as included in an exhibit hereto.


 Item 7.  Financial Statements and Exhibits

 (c)      Exhibits

    Exhibit No.         Document
    (99)            Additional Exhibits
    99.1 An update of certain cautionary statements for purposes of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 is attached hereto as Exhibit 99.1

 SIGNATURE


 Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Kansas City Southern Industries, Inc.




 Date: June 3, 1997          By:       /s/ Louis G. Van Horn
                                        Louis G. Van Horn
                                  Vice President and Comptroller
                                  (Principal Accounting Officer)


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